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                                                                 EXHIBIT 10.27.1

                                                                   INITIAL GRANT

                         ADVANCED FIBRE COMMUNICATIONS, INC.
                       NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                                AUTOMATIC STOCK OPTION



         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Advanced Fibre Communications, Inc. (the "Corporation"):

         OPTIONEE:_____________________________________________________________

         GRANT DATE:___________________________________________________________

         EXERCISE PRICE:  $___________________________________________per share

         NUMBER OF OPTION SHARES:   20,000 shares

         EXPIRATION DATE:______________________________________________________

         TYPE OF OPTION:  Non-Statutory Stock Option

         DATE EXERCISABLE:  Immediately Exercisable

         VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares as follows: (i) one third of the Option Shares upon the Optionee's completion of one year of service as a member of the Corporation's Board of Directors (the "Board") period measured from the Grant Date and (ii) the balance of the Option Shares in a series of twenty-four (24) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the twenty-four (24)-month period measured from the first anniversary of the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Advanced Fibre Communications, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.


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         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

         NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED: ______________________, 199


                                       ADVANCED FIBRE COMMUNICATIONS, INC.


                                       By:_____________________________________

                                       Title:__________________________________


                                             __________________________________
                                                         OPTIONEE

                                       Address:________________________________




ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                          2.

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                                      EXHIBIT A

                           AUTOMATIC STOCK OPTION AGREEMENT

                                      EXHIBIT B

                             PLAN SUMMARY AND PROSPECTUS

                                                                    ANNUAL GRANT

                         ADVANCED FIBRE COMMUNICATIONS, INC.
                       NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                                AUTOMATIC STOCK OPTION


         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Advanced Fibre Communications, Inc. (the "Corporation"):


         OPTIONEE:_____________________________________________________________

         GRANT DATE:___________________________________________________________

         EXERCISE PRICE:  $ _________________________________________ per share

         NUMBER OF OPTION SHARES:   6,000 shares

         EXPIRATION DATE:______________________________________________________

         TYPE OF OPTION:  Non-Statutory Stock Option

         DATE EXERCISABLE:  Immediately Exercisable

         VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares as follows: (i) one third of the Option Shares upon the Optionee's completion of one year of service as a member of the Corporation's Board of Directors (the "Board") period measured from the Grant Date and (ii) the balance of the Option Shares in a series of twenty-four (24) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the twenty-four (24)-month period measured from the first anniversary of the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Advanced Fibre Communications, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

         NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED: _____________________, 199__


                                       ADVANCED FIBRE COMMUNICATIONS, INC.


                                       By:_____________________________________

                                       Title:__________________________________


                                             __________________________________
                                                          OPTIONEE

                                       Address:________________________________

                                               ________________________________


ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                          2.

                                      EXHIBIT A

                           AUTOMATIC STOCK OPTION AGREEMENT

                                      EXHIBIT B

                             PLAN SUMMARY AND PROSPECTUS